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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2001


                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)


               0-18415                                    38-2830092
        (Commission File Number)               (IRS Employer Identification No.)



 200 East Broadway, Mt. Pleasant, Michigan                  48858
  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (989) 772-9471

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                           Information to be Included
                                 In the Report


Item 5. Other Events.

                  On December 6, 2001, IBT Bancorp, Inc. ("IBT") announced the retirement of David W. Hole as President and Chief Executive Officer of IBT and IBT's wholly-owned subsidiary, Isabella Bank and Trust and the promotion of Dennis P. Angner to President and Chief Executive Officer of IBT and Richard J. Barz to President and Chief Executive Officer of Isabella Bank and Trust, effective December 31, 2001.

                  A copy of the press release issued by IBT on December 6, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits. The following exhibit is filed as part of this report:

                   Exhibit No.                           Description

                       99.1                 Press Release dated December 6, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Date: December 6, 2001                    IBT BANCORP, INC.




                                           By: /s/ Dennis P. Angner
                                               ---------------------------------


                                           Title:  Executive Vice President
                                                 -------------------------------

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1              Press Release of IBT Bancorp, Inc. dated December 6, 2001.